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                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of

                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):

                                January 12, 1999



                       SILVER CINEMAS INTERNATIONAL, INC.

             (Exact name of registrant as specified in its charter)



               Delaware                                       000-                        72-2656147
(State or other jurisdiction of incorporation         Commission File Number            (I.R.S. Employer
            or organization)                                                           identification No.)





            4004 BELTLINE ROAD, SUITE 205, ADDISON, TEXAS 75001-4363

                    (Address of principal executive offices)
                                   (Zip Code)

                                 (972) 503-9851
              (Registrant's telephone number, including area code)





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Item 5. Other Events

         On January 12, 1999, Thomas J. Owens resigned from the positions of President and Director of Silver Cinemas International to pursue other business opportunities. Mr. Owens has agreed to remain as a consultant to the Company through March 31, 1999.

The Company has no current plans to fill his vacancy.



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date:  January 12, 1999                 SILVER CINEMAS INTERNATIONAL, INC.

                                        By  /s/ Steven L. Holmes
                                          --------------------------------------
                                                Steven L. Holmes
                                           Chief Executive Officer
                                                    and
                                           Chief Financial Officer





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